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                                                                    Exhibit 10.9

                                                                  EXECUTION COPY



                                                               December 19, 2001

TurnWorks Acquisition III, Inc.
1330 Lake Robbins Dr.
Suite 205
The Woodlands, TX 77380
Attention: Secretary


Ladies and Gentlemen:

                  We are pleased that TurnWorks Acquisition III, Inc. (the "COMPANY") has chosen to engage Mercer Management Consulting, Inc. (the "ADVISOR") to provide management consulting services in connection with a variety of different matters, including, among others, the evaluation of various strategic alternatives to enhance shareholder value, the evaluation of information technology projects, various analyses of the fuel-hedging programs, as well as various matters relating to the merger transactions contemplated by the Merger Agreement, dated the date hereof, as it may be amended from time to time (the "MERGER AGREEMENT"), among Aloha Airgroup, Inc. ("ALOHA"), Hawaiian Airlines, Inc., the Company and TurnWorks, Inc. (the "TRANSACTION"). We have set forth below the agreed upon terms of our engagement. Capitalized terms used herein but not otherwise defined herein have the meanings set forth in the Merger Agreement.

                  SCOPE OF ENGAGEMENT. As we have discussed, in the course of our engagement as your advisor, we will perform such management consulting services for the Company in connection with the proposed Transaction as you and we may reasonably agree are customary and appropriate in transactions of this type. In no event shall the Advisor provide investment advice to the Company or any third party in connection with the Transaction, including without limitation, advice on the purchase and sale of securities or advice concerning the negotiation or structure of any proposed transaction.

                  FEES AND EXPENSES. For our services hereunder, the Company will pay to the Advisor a cash fee of $1,000,000 immediately following the consummation of the Transaction.

                  There shall be no obligation hereunder to reimburse for expenses, except as provided in the indemnity letter annexed hereto.

                  CERTAIN ACKNOWLEDGMENTS. The Company acknowledges that the Advisor has been retained hereunder solely as an advisor to the Board of Directors of the Company, and not as an advisor to or agent of any other person, and that the Company's engagement of the Advisor is as an independent contractor and not in any other capacity including as a fiduciary. The Advisor may, to the extent it deems appropriate, render the services hereunder through one or more of its affiliates. Neither this engagement, nor the delivery of any advice in connection with this engagement, is intended to confer rights upon any persons not a party hereto (including security holders, employees or creditors of the Company or any of the other parties to the Merger Agreement referenced above) as against the Advisor or our affiliates or their respective directors, officers, agents and employees.

                  The Company should be aware that the Advisor and/or its affiliates may be providing or may in the future provide management consulting or other services to other parties with conflicting interests. However, consistent with our long-standing policy to hold in confidence the affairs of our customers, we will not use confidential information obtained from the Company except in connection

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with our services to, and our relationship with, the Company, nor will we use on the Company's behalf any confidential information obtained from any other customer.

                  INDEMNITY. The Advisor and the Company have entered into a separate letter agreement, dated the date hereof, providing for the indemnification of the Advisor by the Company in connection with the Advisor's engagement hereunder, the terms of which are incorporated into this agreement in their entirety. Notwithstanding anything herein, or in the indemnity letter to the contrary, nothing herein shall entitle the Advisor or any of its affiliates to any indemnity or contribution other than in connection with this engagement, and nothing herein shall limit any obligation or liability that any affiliate of the Advisor may have under the Merger Agreement referenced above and the "ancillary agreements" referenced therein.

                  TERMINATION OF ENGAGEMENT. The Advisor's engagement will commence on the date hereof and will continue until the earlier of the consummation of the Transaction and the termination of the Merger Agreement referenced above. The Advisor may terminate this agreement at any time, with or without cause, by giving written notice to the Company; PROVIDED, HOWEVER, that no such expiration or termination will affect the matters set out in this section or under the captions "Use of Information," "Certain Acknowledgments" and "Miscellaneous" or in the separate letter agreement relating to indemnification. During the term of this engagement, the Advisor agrees that the agreement between Aloha and the Advisor dated December 7, 2000 (as modified by the agreement between Aloha and the Advisor dated December 10, 2001) shall be superseded by this engagement and, if the Transaction is consummated, such other agreement shall terminate.

                  NO OTHER PAYMENTS. We represent and warrant, as of the date hereof and as of the date of the consummation of the Transaction, that we are entitled to no other payment from any of the parties to the Merger Agreement referenced above or any of their successors or assigns, except as expressly set forth in such Merger Agreement and the "ancillary agreements" referenced therein and except as set forth in the following other agreements:

                  1. The agreement between Aloha and the Advisor dated June 12, 2001 (as modified by the agreement between Aloha and the Advisor dated December 10, 2001);

                  2. The agreement between Aloha and the Advisor dated July 6, 2001; and

                  3. The agreement between Aloha and the Advisor dated November 29, 2001.

                  The Advisor and the Company acknowledges that such other agreements will need to be reevaluated during the 30-day period following the consummation of the Transaction and that at the end of that period the Company will decide whether to continue with the arrangements under such agreements based on the needs of the Company.

                  MISCELLANEOUS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement shall be binding on all successors to the Company, including the surviving company in any merger of the Company. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any Delaware state court located in the city of Wilmington if any dispute arises under this Agreement, the ancillary agreements or any transaction contemplated hereby or thereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action, suit or proceeding relating to this Agreement, the ancillary agreements or any transaction contemplated hereby or thereby in any court other than any such court, (iv) waives any right to trial by jury with respect to any action; suit or proceeding related to or arising out of this Agreement, the ancillary agreements or any transaction contemplated hereby or thereby, (v) waives any objection to the laying of venue of any action, suit or proceeding arising out this Agreement, the ancillary agreements or any transaction


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contemplated hereby or thereby in any such court, (vi) waives and agrees not to plead or claim that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum and (vii) agrees that a final judgment in any such action, suit or proceeding in any such court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by applicable law. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  We are delighted to accept this engagement and look forward to working with you on this matter. Please confirm that the foregoing is in accordance with your understanding of our agreement by signing and returning to us a copy of this letter.





                  [Remainder of Page Intentionally Left Blank]



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                                            Very truly yours,

                                            MERCER MANAGEMENT CONSULTING, INC.


                                             /s/ Peter Walsh
                                            -----------------------------------
                                            Name: Peter Walsh
                                            Title: Vice President

Accepted and agreed to as of
the date set forth above:

TURNWORKS ACQUISITION III, INC.


      /s/ Gregory D. Brenneman
    ----------------------------------------
    Name: Gregory D. Brenneman
    Title: President


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                                                 Annex to the Advisory Agreement

                                                               December 19, 2001

Mercer Management Consulting, Inc.
3300 Chase Tower
2200 Ross Avenue
Dallas, TX 75201
Attention:  Peter Walsh

Ladies and Gentlemen:

                  In connection with the engagement of Mercer Management Consulting, Inc., (the "ADVISOR") to assist us with the Transaction (as defined in the engagement letter dated as of the date hereof between us and the Advisor) prior to the date of this agreement (the "ENGAGEMENT"), we agree that we will indemnify and hold harmless you and your affiliates and their respective directors, officers, agents and employees and each other person controlling you or any of your affiliates (collectively, the "INDEMNIFIED PARTIES"), to the full extent lawful, from and against any losses, expenses, claims or proceedings (collectively, "LOSSES") (i) related to or arising out of (A) oral or written information provided by us, our employees or our other agents, which information either we or you provide to any actual or potential buyers, sellers, investors or offerees, or (B) any other action or failure to act by us, our directors, officers, agents or employees or by you or any indemnified party at our request or with our consent, or (ii) otherwise related to or arising out of the engagement or any transaction or conduct in connection therewith, except that this clause (ii) shall not apply with respect to any losses that are finally judicially determined to have resulted primarily from the gross negligence or willful misconduct of such indemnified party.

                  In the event that the foregoing indemnity is unavailable to any indemnified party for any reason, we agree to contribute to any losses related to or arising out of the engagement or any transaction or conduct in connection therewith as follows. With respect to such losses referred to in clause (i) of the preceding paragraph, each of us shall contribute in such proportion as is appropriate to reflect the relative benefits received (or anticipated to be received) by you, on the one hand, and by us and our security holders, on the other hand, from the actual or proposed transaction arising in connection with the engagement. With respect to any other losses, and for losses referred to in clause (i) of the preceding paragraph if the allocation provided by the immediately preceding sentence is unavailable for any reason, each of us shall contribute in such proportion as is appropriate to reflect not only the relative benefits as set forth above, but also the relative fault of each of us in connection with the statements, omissions or other conduct that resulted in such losses, as well as any other relevant equitable considerations. Benefits received (or anticipated to be received) by us and our security holders shall be deemed to be equal to the aggregate cash consideration and value of securities or any other property payable, issuable, exchangeable or transferable in such transaction or proposed transaction, and benefits received by you shall be deemed to be equal to the compensation paid by us to you in connection with the engagement (exclusive of amounts paid for reimbursement of expenses or paid under this agreement). Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement or omission or any other alleged conduct relates to information provided by us or other conduct by us (or our employees or other agents), on the one hand, or by you, on the other hand. You and we agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding anything to the contrary above, in no event shall you be responsible for any amounts in excess of the amount of the compensation actually paid by us to you in connection with the engagement (exclusive of amounts paid for reimbursement of expenses or paid under this agreement).


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                  We agree that we will not, without prior written consent of the Advisor, settle any pending or threatened claim or proceeding related to or arising out of the engagement or any actual or proposed transactions or other conduct in connection therewith (whether or not you or any indemnified party is a party to such claim or proceeding) unless such settlement includes a provision unconditionally releasing you and each other indemnified party from, and holding all such persons harmless against, all liability in respect of claims by any releasing party related to or arising out of the engagement or any transactions or conduct in connection therewith. We will also promptly reimburse each indemnified party for all expenses (including counsel fees and expenses) as they are incurred by such indemnified party in connection with investigating, preparing for, defending, or providing evidence in, any pending or threatened claim or proceeding related to or arising out of the engagement or any actual or proposed transaction or other conduct in connection therewith or otherwise in respect of which indemnification or contribution may be sought hereunder (whether or not you or any indemnified party is a party to such claim or proceeding) or in enforcing this agreement.

                  We further agree that no indemnified party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to us or any of our affiliates, creditors or security holders for or in connection with the engagement or any actual or proposed transactions or other conduct in connection therewith except for losses incurred by us that are finally judicially determined to have resulted primarily from the gross negligence or willful misconduct of such indemnified party.

                  This Agreement is in addition to any rights you may have at common law or otherwise and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any Delaware state court located in the city of Wilmington if any dispute arises under this Agreement, the ancillary agreements or any transaction contemplated hereby or thereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action, suit or proceeding relating to this Agreement, the ancillary agreements or any transaction contemplated hereby or thereby in any court other than any such court, (iv) waives any right to trial by jury with respect to any action; suit or proceeding related to or arising out of this Agreement, the ancillary agreements or any transaction contemplated hereby or thereby, (v) waives any objection to the laying of venue of any action, suit or proceeding arising out this Agreement, the ancillary agreements or any transaction contemplated hereby or thereby in any such court, (vi) waives and agrees not to plead or claim that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum and (vii) agrees that a final judgment in any such action, suit or proceeding in any such court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by applicable law. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Agreement shall remain in full force and effect notwithstanding the completion or termination of the engagement.

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                                            Very truly yours,

                                            TURNWORKS ACQUISITION III, INC.


                                            /s/ Gregory D. Brenneman
                                            -----------------------------------
                                            Name: Gregory D. Brenneman
                                            Title: President

Accepted and agreed to as of
the date set forth above:

MERCER MANAGEMENT CONSULTING, INC.


       /s/ Peter Walsh
      ------------------------
      Name: Peter Walsh
      Title: Vice President